BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated July 21, 2023 to the Prospectus of the Fund, dated May 1, 2023, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The section entitled “Details About the Fund — Information about the ETFs — ETFs” is amended to add the following underlying ETFs to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Treasury Floating Rate Bond ETF

The fund seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds.

The fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Underlying Index”), which is designed to reflect the performance of U.S. dollar-denominated high yield (as determined by Markit Indices Limited (“Markit”)) corporate debt. High yield bonds are also known as “junk bonds” and are generally rated below investment-grade. The Underlying Index offers exposure to liquid (according to Markit’s liquidity screens, which could vary from other measures of liquidity) U.S. dollar-denominated high yield corporate bonds maturing between zero and five years and is rebalanced on a monthly basis. Only bonds with $350 million minimum face value per bond are included in the Underlying Index, provided they are trading at a minimum price in accordance with Markit’s liquidity screens. The Underlying Index uses a market-value weighted methodology with a cap on each issuer of 3%. As of October 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the consumer services and industrials industries or sectors. The components of the Underlying Index are likely to change over time. The fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BlackRock fund Advisors (“BFA”) believes will help the fund track the Underlying Index. The fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The fund seeks to track the investment results of the Underlying Index before fees and expenses of the fund.

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Shareholders should retain this Supplement for future reference

PRO-VAR-TA-0723SUP